AMENDMENT NO. 1 TO

REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), is entered into by and between TXP Corporation, a Nevada corporation (the “Company”), and YA GLOBAL INVESTMENTS, L.P. (F/K/A CORNELL CAPITAL PARTNERS, L.P.) (the “Buyer”).

WHEREAS:

A. The parties hereto previously entered into that certain Registration Rights Agreement dated as of March 30, 2007 (the "Agreement").

B. The parties to the Agreement now desire to amend certain provisions set forth in the Agreement as more fully described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. AMENDMENT OF SECTION 1(b). Section 1(b) of the Agreement is hereby amended and replaced in its entirety with the following:

“(b) “Filing Deadline” means, with respect to the initial Registration Statement required hereunder, the one hundred eightieth (180th) calendar day following the Second Closing Date (as defined in the Securities Purchase Agreement, as amended), and with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 30th day following the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required hereunder.”

2. EFFECT ON OTHER TERMS. This Amendment shall be deemed effective as of December 13, 2007, as if entered into on such date. All other terms set forth in the Agreement shall remain unchanged and this Amendment and the Agreement shall be deemed a single integrated agreement for all purposes.

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IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:
TXP CORPORATION

By: /s/ Michael Shores
Name: Michael Shores
Title: Chief Executive Officer

BUYER:
YA GLOBAL INVESTMENTS, L.P.
By: Yorkville Advisors, LLC
Its: Investment Manager

By: /s/ Mark A. Angelo
Name: Mark A. Angelo
Its: President & Portfolio Manager